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                                                                    EXHIBIT 10.5

                                                                  EXECUTION COPY

LOAN AGREEMENT

between

PYRAMID FREIGHT (PROPRIETARY) LIMITED

(a company with limited liability registered and incorporated in the British Virgin Islands and registered as an external company in accordance with the laws of the Republic of South Africa under registration number 1987/003687/10)

("PYRAMID")

and

UTi SOUTH AFRICA (PROPRIETARY) LIMITED

(a private company with limited liability registered and incorporated in accordance with the laws of the Republic of South Africa under registration number: 2004/015747/07)

("THE BORROWER")

                                                                      [WWB LOGO]

                                                           WEBBER WENTZEL BOWENS
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                                                                              2.

                                TABLE OF CONTENTS

                                                                                  Page/s
1.   Loan.......................................................................    3

2.   Interest...................................................................    3

3.   Repayment of Capital.......................................................    4

4.   Place of payment of capital and interest...................................    4

5.   Certificates...............................................................    4

6.   Renunciation of benefits...................................................    5

7.   Events of default..........................................................    5

8.   Miscellaneous matters......................................................    6

8.1  addresses and notices......................................................    6

8.2  entire contract............................................................    7

8.3  no representations.........................................................    7

8.4  variation, cancellation and waiver.........................................    8

8.5  indulgences................................................................    8

8.6  cession....................................................................    8

8.7  applicable law.............................................................    8

8.8  jurisdiction...............................................................    8

8.9  costs......................................................................    8

8.10 counterparts...............................................................    9

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                                                                              3.

1.   LOAN

1.1 Pyramid hereby lends to the Borrower, which borrows, the sum of R680 000 000 ("THE CAPITAL") on the terms and conditions set out in this agreement.

1.2 The Capital will be utilised by the Borrower in payment of the purchase consideration for the business divisions acquired or to be acquired by the Borrower from Pyramid in terms of a sale of business agreement entered into or to be entered into between Pyramid and the Borrower, by the Borrower crediting a claim on loan account in favour of Pyramid in its accounting records in the amount of the Capital.

1.3 Notwithstanding the date of signature of this agreement or the sale of business agreement referred to in 1.2 above, the Borrower shall credit the claim on loan account in favour of Pyramid in its accounting records in the amount of the Capital with effect from 1 August 2004, being the effective date of the sale of business agreement referred to in 1.2 above ("THE ADVANCE DATE")

2.   INTEREST

2.1 The Capital or such balance as shall remain outstanding from time to time, will bear interest from the advance date to the date on which the Capital is repaid in full at an effective annual rate of 14.5%.

2.2 Interest shall accrue on a daily basis and if interest is required to be calculated for a period other than one year, such interest shall be calculated on the basis of the actual number of days in such period and a 365 day year, irrespective of whether such year is a leap year or not.

2.3 The interest will be paid by the Borrower to Pyramid quarterly in arrear on the last business day of the months of December, April and August of each year until the Capital and any interest outstanding thereon has been repaid in full. The first interest payment will be due and payable on the last business day of December 2004.

2.4 Any interest which is not paid on the due date shall be capitalised and compounded quarterly in arrear from such due date to the date of payment.

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                                                                              4.

3.   REPAYMENT OF CAPITAL

3.1 The Borrower shall not be obliged to repay the Capital during the period of five years from the advance date.

3.2 Three months prior to the fifth anniversary of the advance date the parties shall meet to negotiate in good faith the terms of repayment of the Capital together with any interest which has accrued on the Capital. If the parties are unable to agree on the terms of repayment of the Capital together with any accrued interest thereon, the Capital and accrued interest thereon shall be repayable in full by the Borrower on demand by Pyramid.

3.3 Notwithstanding the above, the Borrower shall be entitled to effect early repayment of the whole or part of the Capital together with any interest that has accrued to the date of such early repayment, without any penalty, at any time.

4.   PLACE OF PAYMENT OF CAPITAL AND INTEREST

4.1 All payments of the Capital and the interest due in terms of this agreement shall be made by the Borrower to Pyramid, in immediately available funds, whether by electronic funds transfer or otherwise, free of the cost of transfer of funds and without any deduction or set-off of whatever nature, in Rand, by payment directly into such bank account in South Africa as notified to the Borrower in writing from time to time, and otherwise in accordance with the written payment instructions of Pyramid from time to time.

4.2 All payments received by Pyramid in terms of this agreement shall be appropriated first to costs, then to interest and thereafter to Capital.

5.   CERTIFICATES

     A certificate signed or purporting to be signed by any director of Pyramid (whose appointment it shall not be necessary to prove) shall be proof, until the contrary is proved, of:

5.1 the amount of any debt owing by the Borrower to Pyramid (including accrued interest) in terms of this agreement;

5.2      the due dates of performance in respect thereof; and

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                                                                              5.

5.3 the fact that the debts are due and owing and have not been paid or otherwise discharged.

6.   RENUNCIATION OF BENEFITS

     The Borrower:

6.1 renounces all benefits due to it under common law, including the benefits which may entitle it to resist any claim by Pyramid under this agreement on the grounds of non causa debiti, non numeratae pecuniae, errore calculi or revision of accounts;

6.2 acknowledges that it is aware of the meaning and import of such benefits.

7.   EVENTS OF DEFAULT

     In the event that:

7.1 the Borrower defaults in the payment on due date of any amount payable under the terms of this agreement and fails to remedy such default within 7 days of having been called upon by Pyramid to do so; or

7.2 the Borrower is terminated, dissolved, wound-up or liquidated (whether provisionally or finally and whether voluntarily or compulsorily) or passes a resolution providing for any such event without Pyramid's prior written consent or the Borrower enters into a compromise, composition or arrangement with its creditors or any class thereof; or

7.3 a writ of execution is levied or enforced upon or sued out against any assets of the Borrower and is not satisfied within 7 days; or the Borrower fails to satisfy a judgment against it within 10 (ten) days after the Borrower becomes aware of the judgment, except that if the Borrower provides evidence on an ongoing basis to the reasonable satisfaction of Pyramid that steps have been initiated within the 10 days to appeal, review or rescind the judgment and to procure suspension of execution and that such steps are being expeditiously pursued, the period of 10 days shall run from the date the judgment becomes final or the attempt to procure suspension of execution fails; or

7.4 the Borrower commits an act of insolvency as defined in the Insolvency Act, 1936; or

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                                                                              6.

7.5 the Borrower breaches any other provision of this agreement and remains in breach for a period of 14 days after having received written notice from Pyramid calling upon it to remedy such breach,

     then Pyramid shall have the right, in addition to any other rights that it may have at law or in terms of this agreement, by notice in writing to the Borrower to declare the Capital and any other amount owing under this agreement immediately due and payable (whether or not the amount is then due and payable) and to require the immediate performance by the Borrower of any other obligations under this agreement. Such obligations shall include but shall not be limited to, the repayment of the entire amount of the Capital together with all accrued interest.

8.   MISCELLANEOUS MATTERS

8.1      ADDRESSES AND NOTICES

8.1.1 For the purposes of this agreement, including the giving of notices and the serving of legal process, the parties choose domicilium citandi et executandi ("DOMICILIUM") at -

8.1.1.1         in the case of Pyramid :

                  address                    :   2 Protea Road (cnr North Reef
                                                 Road)
                                                 Bedfordview
                                                 2007

                  telefax no                 :   011 457 2606

                  marked for the attention of:   Mr Tiger Wessels;

8.1.1.2         in the case of the Borrower:

                  address                    :   2 Protea Road (cnr North Reef
                                                 Road)
                                                 Bedfordview
                                                 2007

                  telefax no                 :   011 457 2606

                  marked for the attention of:   Mr Damian McCann.

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                                                                              7.

8.1.2 A party may at any time change that party's domicilium by notice in writing to another address, provided that the new domicilium consists of, or includes, a physical address at which process can be served.

8.1.3        Any notice given in connection with this agreement shall -

8.1.3.1         be delivered by hand; or

8.1.3.2         be sent by prepaid registered post; or

8.1.3.3 be sent by telefax (if the domicilium includes a telefax number) to the domicilium chosen by the party concerned.

8.1.4 A notice given as set out above shall be deemed to have been duly given -

8.1.4.1         if delivered, on the date of delivery; or

8.1.4.2         if sent by post, 14 days after posting; or

8.1.4.3 if sent by telefax, on the business day that the telefax is transmitted, except that any telefax transmitted after 16:30 shall be deemed to have been received on the following business day.

8.2      ENTIRE CONTRACT

         This agreement contains all the express provisions agreed on by the parties with regard to the subject matter of the agreement and the parties waive the right to rely on any alleged express provision not contained in the agreement.

8.3      NO REPRESENTATIONS

         No party may rely on any representations which allegedly induced that party to enter into this agreement, unless the representation is recorded in this agreement.

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                                                                              8.

8.4      VARIATION, CANCELLATION AND WAIVER

         No contract varying, adding to, deleting from or cancelling this agreement, and no waiver of any right under this agreement, shall be effective unless reduced to writing and signed by or on behalf of the parties.

8.5      INDULGENCES

         No indulgences granted by a party shall constitute a waiver of any of that party's rights under this agreement; accordingly, that party shall not be precluded, as a consequence of having granted such indulgence, from exercising any rights against the other which may have arisen in the past or which may arise in the future.

8.6      CESSION

         No party may cede that party's rights or delegate that party's obligations under this agreement without the prior written consent of the other party.

8.7      APPLICABLE LAW

         This agreement shall be interpreted and implemented in accordance with the law of the Republic of South Africa.

8.8      JURISDICTION

8.8.1 A party shall be entitled, but not obliged, to institute any proceedings arising out of or in connection with this agreement in the magistrates' courts.

8.8.2 Should a party elect to institute proceedings in the high court the parties irrevocably consent to the non-exclusive jurisdiction of the High Court of South Africa (Transvaal Provincial Division).

8.9      COSTS

8.9.1 Each party shall bear that party's own legal costs of and incidental to the negotiation, preparation, settling, signing and implementation of this agreement.

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                                                                              9.

8.9.2 Any costs, including attorney and own client costs, incurred by a party arising out of the breach by the other party of any of the provisions of this agreement shall be borne by the party in breach.

8.10     COUNTERPARTS

         This agreement may be executed in any number of counterparts by the parties to this agreement and once each party to this agreement has signed a counterpart, each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument. Any such counterpart may be a facsimile transmission copy thereof.

Signed at Bedfordview on               6, December            2004.

WITNESS FOR AND ON BEHALF OF PYRAMID FREIGHT (PROPRIETARY) LIMITED, DULY AUTHORISED THERETO

/s/ Damian McCann                      /s/ Matthys J. Wessels
........................                .........................................

Signed at Johannesburg        on       6, December            2004.

WITNESS FOR AND ON BEHALF OF UTi SOUTH AFRICA (PROPRIETARY) LIMITED, DULY AUTHORISED THERETO

/s/ Merilyn Gardner                    /s/ Gordon C. Abbey
........................                .........................................